Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350 (ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002)

In connection with the periodic report of Fuel Systems Solutions, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pietro Bersani, Chief Financial Officer of the Company, hereby certify as of the date hereof, pursuant to Title 18, Chapter 63, Section 1350 of the United States Code, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2011	/S/ PIETRO BERSANI
Pietro Bersani
Chief Financial Officer